(ICON)
Prudential
Tax-Free
Money
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1997
(LOGO)

Prudential Tax-Free Money Fund, Inc.

Performance At A Glance.
Concern about potential inflationary pressures in the United States, an economic crisis in Asia and seasonal imbalances in the supply and demand of municipal money market securities caused short-term, tax-exempt interest rates to fluctuate over the past 12 months.
Nevertheless, the Prudential Tax-Free
Money Fund provided a steady stream of tax-exempt income while maintaining its high credit quality and stable $1 net asset value. On December 31, 1997, the
FundOs seven-day current yield was 3.21%, which was equivalent to a 5.31% taxable yield for persons in the 39.6% federal income tax bracket.

Fund Facts                               As of
12/31/97

Fund Facts
As of 12/31/96
                  7-Day     Net Asset
Taxable Equivalent Yield*      Weighted Avg.
Total Net
               Current Yld.   Value     @31%
@36%        @39.6%       Maturity
Assets (mil.)
Tax-Free
Money Fund        3.21%       $1.00      4.65%
5.02%         5.31%       64 Days
$329.8

IBC Financial
DataTax-Free
Money Fund Avg.** 3.34         1.00      4.84
5.21         5.52        50 Days
N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results.

*Some investors may be subject to the federal alternative minimum tax (AMT).
Income may be subject to state and local taxes.

**IBC Financial Data reports a seven-day current yield, WAM and NAV on Tuesdays. This is the average seven day current yield, NAV and WAM of all funds in the International Business Communications
Financial Data's tax-free money
fund category as of December 30, 1997 which was the closest date to our reporting period end. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance the Fund will be able to maintain a stable net asset value of $1 per share.

Tax-Free Yields Dipped And Then Recovered.
                (CHART)

How Investments Compared.
    (As of 12/31/97)
         (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide
12-month total return averages for several
Lipper mutual fund categories to
show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors have received higher
historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for Tax-Exempt Money Funds.

Colleen Meehan, Fund Manager
        (PHOTO)

Portfolio
Manager's Report
The Prudential Tax-Free Money Fund seeks the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund invests in a diversified portfolio of high quality, short-term municipal bonds issued by state and local governments, territories and possessions of the U.S. and by the District of Columbia.
Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest ratings categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Ahead Of
The Game.
Long before an Asian economic crisis rocked world financial markets in October, our analysts warned that the Japanese banking sector was overburdened with bad loans.

So we sold all tax-exempt money market
securities backed by letters of credit
from Japanese banks, which eliminated your Fund's only exposure to the troubled Asian region.

Strategy Session.
-----------------------------------------------
--------------------------------
Economy On A Roll.
The U.S. economy expanded in 1997 at its fastest pace in nine years, fueled by increased consumer spending and greater demand for U.S. exports. With the economy growing rapidly, investors worried that rising wages could push inflation higher, eroding the value of a bond's fixed interest and principal payments. They expected the Federal Reserve to increase the federal funds rate
(what banks charge each other for overnight loans) to slow economic growth and pre-emptively defuse inflationary pressures.

We shortened your Fund's weighted average maturity (WAM) in early March by purchasing adjustable-rate municipal securities that allowed quick access to cash to buy any higher yielding securities issued after the change in monetary policy. U.S. central bankers raised the federal funds rate by a quarter percentage point to 5.50% on March 25.

In the spring, inflation remained surprisingly mild, indicating there was little need for the Federal Reserve to move again. So we took advantage of the usual rise in yields during the April tax season. This occurs when money managers sell short-term municipal securities to provide investors with cash to pay their income taxes. Our tax-season purchases left the WAM markedly longer than that of its competition and it remained longer throughout the summer.

Autumn brought fresh concerns about higher inflation. We thought the Federal
Reserve was poised to change monetary policy in November so we shortened the
WAM. As it turned out, the federal funds rate remained unchanged after an
Asian economic crisis shook global financial markets in late October.

With the year rapidly drawing to a close, we again lengthened the WAM by purchasing attractively priced three- and six-month, tax-exempt securities.
Yields usually rise during this time as
portfolio managers sell securities to
provide investors with money to pay for holiday expenditures. Locking in higher yields enabled your Fund to bridge over the dramatic dip in yields that usually happens as the new year begins.

What Went Well.
-----------------------------------------------
--
Fortified Against
The "July Effect."
Every summer, an imbalance in the supply and demand of tax-exempt money market securities called the "July Effect" drives prices sharply higher (and yields lower). This occurs as a flood of municipal money market securities mature between late June and mid July, temporarily pulling billions of dollars out of the market. At the same time, many long-term municipal bonds pay interest at the beginning of July. Bondholders often invest this cash briefly in the tax-exempt money market, further exacerbating the dearth of short-term securities.

While the "July Effect" can undermine a
portfolio's performance, your Fund
suffered no setback. Locking in higher yields available during the April tax season left the WAM significantly longer than its competition as the summer began. Then as an extra measure of protection against the coming drop in yields, we purchased attractively priced nine-month and one-year municipal securities in late June, which extended the WAM to more than 70 days. So your Fund was well-fortified against the scourge of sharply lower yields. As the summer progressed, states and municipalities issued new tax-exempt money market securities to replace the ones that had matured, causing yields to edge higher.

Weighted Average Maturity Is Now Longer Than
The Average Fund.
                           (CHART)

And Not So Well.
-----------------------------------------------
--
Long Was Better.
When inflation jitters resurfaced in early
October, we reduced the Fund's WAM
to be ready to buy any higher yielding
securities that would be issued if
interest rates rose in November. However, we quickly extended the WAM again since the federal funds rate remained unchanged
(short-term rates declined as
a result of the Asian conflict.) Your Fund's performance would have improved even more if we had not reduced its WAM in October.

Looking Ahead.
-----------------------------------------------
--
Because we invested heavily in higher yielding, tax-exempt money market securities in December, we can ride out the steep drop in yields that takes place every January. We can also afford to wait for clear signals on where monetary policy is headed. Many investors expect Asian problems will slow
U.S. economic growth enough to require a federal funds rate cut to get the economy moving again. But more than 350,000 jobs were created in January.
These mixed signals continue to keep the Federal Reserve from changing monetary policy. We will monitor the economy for any signs that indicate the central bank needs to intervene again.

President's Letter
February 2, 1998
-----------------------------------------------
--------------------------------
(PHOTO)

                                 Investing
Smart.
Dear Shareholder:
This is the season when many investors receive income tax refunds or have a CD or two maturing. What will you do with these assets? Investing smart can be a challenge especially given today's new investment choices.

The Federal Taxpayer Relief Act of 1997 is changing the way Americans invest and accumulate wealth, save for college or build a nest egg for retirement.
While the law offers opportunity, it is also complex. You may need help to put things in perspective.

Now may be an excellent time for you and your Prudential Financial Professional to update your investment strategy and retirement plan. A wise investor does so periodically. You could find the tax law opening doors that may benefit you now or over the long term, such as --

- Revised Capital Gains Tax Rates & Exclusions.
Long-term rates are down. Is
your portfolio positioned to benefit? Also, new rules allow you to keep more of the profit from the sale of your home
(perhaps up to $500,000 more).

- New Roth IRAs. The Roth IRA features tax-free distributions and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

- New Education IRAs. Similar to a traditional
IRA, but specifically designed
for higher education. The new law also creates credits and deductions to help defray college costs.

- Expanded IRAs. Rules governing traditional
IRAs have been extensively
revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

As you can see, what you don't know may cost you! That's why I recommend you call your Prudential Financial Professional and get a free investment plan checkup. Let us give you the information and tools to invest smart.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of
PRUDENTIAL TAX-FREE MONEY
December 31, 1997
FUND, INC.
-----------------------------------------------
---------------------------------

Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description(a)
(Unaudited)      Rate         Date        (000)
(Note 1)
-----------------------------------------------
-----------------------------------------------
--------------------------------
California--1.4%
California Higher Ed. Ln. Auth.,
   Student Ln. Rev., A.N.N.M.T., Ser. 87A
VMIG1             4.00%       7/01/98    $
4,600     $  4,600,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Colorado--5.1%
Colorado Hlth. Facs. Auth. Rev., Frasier
Meadows Manor,
   F.R.W.D.,
   Ser. 94
NR                4.25        1/02/98
6,950        6,950,000
Colorado Hsg. Fin. Auth., Eagle Trust,
F.R.W.D.S., Ser.
   94C(e)
A-1               4.27        1/02/98
10,000       10,000,000

------------

16,950,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Connecticut--0.9%
Connecticut Spl. Assmt., Unemploy. Comp. Rev.,
A.N.N.M.T.,
   Ser 93C
VMIG1             3.90        7/01/98
3,000        3,000,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
District Of Columbia--3.9%
Dist. of Columbia,
   T.R.A.N., Ser. 98B
MIG1              4.50        9/30/98
6,100        6,127,532
   T.R.A.N., Ser. 98C
MIG1              5.00        9/30/98
3,500        3,529,006
Dist. of Columbia G.O. Var. Rate,
   F.R.D.D., Ser. 92A-3
VMIG1             5.15        1/02/98
500          500,000
   F.R.D.D., Ser. 92A-4
VMIG1             5.15        1/02/98
600          600,000
   F.R.D.D., Ser. 92A-5
VMIG1             5.15        1/02/98
2,000        2,000,000

------------

12,756,538
-----------------------------------------------
-----------------------------------------------
--------------------------------
Florida--1.4%
Florida Hsg. Fin. Agy., Multifamily Hsg. Rev.,
Oaks at Mill
   Creek, A.N.N.O.T
A-1*              3.85       11/01/98
1,750        1,750,000
Pinellas Cnty. Hsg. Fin. Auth., Single Family
Mtg. Rev., Ser.
   97B
VMIG1             3.80        2/01/98
2,840        2,840,000

------------

4,590,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Georgia--8.7%
Cobb Cnty. Dev. Auth., Inst. of Nuclear Pwr.,
F.R.W.D., Ser.
   92
NR                4.20        1/07/98
12,805       12,805,000
Fulton Cnty. Dev. Auth.,
   Atlanta Jewish Federation, Ser. 96
VMIG1             4.20        1/02/98
5,345        5,345,000
   Siemen's Energy Inc., F.R.W.D., Ser. 94
VMIG1             4.25        1/02/98
7,750        7,750,000
Monroe Cnty. Dev. Auth. Poll., Oglethorpe Pwr.
Corp.,
   S.E.M.O.T.,
   Ser. 96
NR                3.90        5/01/98
2,670        2,670,000

------------

28,570,000

-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
PRUDENTIAL TAX-FREE MONEY
December 31, 1997
FUND, INC.
-----------------------------------------------
---------------------------------
Illinois--11.6%
Chicago G.O., A.N.N.M.T., Ser. 97
VMIG1             3.65%       2/05/98
$11,000     $ 11,000,000
Illinois Dev. Fin. Auth. Rev., Adventist Hlth
Sys., F.R.W.D.,
   Ser. 97A
VMIG1             4.00        1/02/98
9,200        9,200,000
Illinois Hlth. Fac. Auth.,
   Evanston Hsp., S.E.M.M.T., Ser. 95
VMIG1             4.00        5/15/98
7,000        7,000,000
   Evanston Hsp., S.E.M.M.T., Ser. 92
VMIG1             3.85       11/30/98
9,000        9,000,000
Southwestern Ill. Dev. Auth., Shell Oil Co.
Wood River Proj.,
   F.R.D.D., Ser. 95
VMIG1             5.10        1/02/98
1,900        1,900,000

------------

38,100,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Indiana--1.5%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs.,
Covenant High
   Sch.,
   Ser. 96
NR                4.20        1/02/98
5,000        5,000,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Louisiana--3.4%
West Baton Rouge Parish Ind. Dev. Rev.,
   Dow Chemical Co., F.R.D.D., Ser. 94B
P1                5.05        1/02/98
8,200        8,200,000
   Dow Chemical Co., T.E.C.P., Ser. 91A
P1                3.80        1/08/98
3,000        3,000,000

------------

11,200,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Maryland--1.4%
Maryland Econ. Dev. Corp., F.R.W.D., Ser. 95
A-1               4.20        1/02/98
4,600        4,600,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Massachusetts--1.5%
Massachusetts Bay Trans. Auth., Ser. 97A
MIG2              4.25        2/27/98
5,000        5,001,674
-----------------------------------------------
-----------------------------------------------
--------------------------------
Michigan--3.8%
Detroit City Sch. Dist., G.O., Ser. 97
SP1+*             4.50        5/01/98
5,000        5,009,553
Grand Rapids Econ. Dev. Corp., Ind. Dev. Rev.,
F.R.W.D., Ser.
   92
Aa2               4.20        1/02/98
7,500        7,500,000

------------

12,509,553
-----------------------------------------------
-----------------------------------------------
--------------------------------
Minnesota--3.1%
Bloomington Coml. Dev. Rev., 94th Street Assoc.
Proj.,
   F.R.W.D.,
   Ser. 85
A1+*              4.20        1/02/98
5,245        5,245,000
Bloomington Port Auth. Tax Rev., F.R.W.D., Ser.
95A             VMIG1             4.20
1/02/98      5,000        5,000,000

------------

10,245,000
[/TABLE]
-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
PRUDENTIAL TAX-FREE MONEY
December 31, 1997
FUND, INC.
-----------------------------------------------
---------------------------------
New Hampshire--2.6%
New Hampshire Bus. Fin. Auth.,
   New England Pwr. Co. Proj., T.E.C.P., Ser.
90B               VMIG1             3.85%
3/16/98    $ 3,500     $  3,500,000
   Whellabrator, F.R.W.D., Ser. 97A
A1+*              3.70        1/07/98
5,000        5,000,000

------------

8,500,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
New Jersey--0.7%
New Jersey Econ. Dev. Auth. Rev., Nwk. Recl.
Fac.,
   A.N.N.M.T.,
   Ser. 97
A-1+              3.95       12/15/98
2,300        2,300,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
New York--5.3%
New York City Wtr. Fin. Auth., T.E.C.P., Ser.
97                P-1               3.80
3/11/98     12,000       12,000,000
New York St., General Obligation, T.E.C.P.,
Ser. 5              P-1               3.80
2/19/98      5,500        5,500,000

------------

17,500,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
North Carolina--2.2%
Rockingham Cnty. Ind. Facs., Poll. Ctl. Rev.,
Phillip Morris
   Proj., F.R.W.D.
P1                4.00        1/07/98
7,200        7,200,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Ohio--5.4%
EastLake Indl. Dev. Rev., Astro Model Dev.
Corp., F.R.W.D.,
   Ser. 96
NR                4.25        1/02/98
6,500        6,500,000
Medina Cnty. Hsg. Rev., Oaks At Medina Proj.,
F.R.W.D.          NR                4.15
1/02/98      4,100        4,100,000
Ohio Wtr. Dev. Auth., Ohio Edison Co. Proj.,
A.N.N.O.T., Ser.
   88A
VMIG              4.10        5/01/98
7,280        7,280,000

------------

17,880,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Oklahoma--2.5%
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj.,
S.E.M.M.T., Ser.
   87A
VMIG1             3.80        5/15/98
8,210        8,210,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Oregon--3.8%
Oregon St Hsg. Comm. Serv. Dept., Single Family
Mtg. Rev.,
   Ser. K
MIG1              3.875      12/03/98
5,000        5,000,000
Oregon St. Econ. Dev. Rev., KRC Western Inc.
Proj., Ser. 178    Aa2               4.30
1/02/98      7,650        7,650,000

------------

12,650,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Pennsylvania--2.7%
Dauphin Cnty. Gen. Auth. Rev., Ed + Hlth.
Prog., F.R.W.D.,
   Ser. 97
VMIG1             4.20        1/02/98
4,300        4,300,000
Montgomery Cnty. Higher Ed. & Hlth. Auth. Rev.,
F.R.W.D.,
   Ser. 96A
A-1               4.00        1/07/98
4,600        4,600,000

------------

8,900,000
[/TABLE]
-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
PRUDENTIAL TAX-FREE MONEY
December 31, 1997
FUND, INC.
-----------------------------------------------
---------------------------------
South Dakota--4.5%
Brookings SD,
   Cert. of Part., Q.T.R.M.T., Ser. 97
NR                4.00%       4/09/98    $
985     $    985,000
   Cert. of Part., Q.T.R.M.T., Ser. 97
NR                4.00        4/09/98
1,140        1,140,000
   Cert. of Part., Q.T.R.M.T., Ser. 97
NR                4.00        4/09/98
1,530        1,530,000
South Dakota Ed. Lns. Inc. Corp., Student Ln.
Rev.,
   Q.T.R.M.T.,
   Ser. 97A
NR                3.85        2/04/98
3,500        3,500,000
South Dakota Hsg. Dev. Auth.,
   Home Ownership Mtg., Ser. 97D
VMIG1             3.85        3/26/98
4,810        4,810,000
   Home Ownership Mtg., Ser. H
MIG1              3.95        8/13/98
3,000        3,000,000

------------

14,965,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Tennessee--1.5%
Metro Govt Nashville & Davidson Cnty., Ind.
Dev. Brd. Rev.,
   Multifamily Hsg., F.R.W.D. Ser. 89
A-1+              4.30        1/02/98
5,000        5,000,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Texas--9.8%
Boatmen's St. Louis Grantor Trust, Port Arthur
TX IDC, CTF
   Part., F.R.W.D., Ser. 96A
A-1               4.15        1/07/98
3,415        3,415,000
Brazos Rvr. Auth. Tx., Poll. Ctrl. Rev.,
F.R.D.D, Ser. 96C      VMIG1             5.10
1/02/98      2,900        2,900,000
Greater East Texas Higher Ed. Auth., Student
Ln. Rev.,
   A.N.N.O.T., Ser. 95A
VMIG1             4.10        5/01/98
3,500        3,500,000
Houston General Obligation, T.E.C.P., Ser. B
P-1               3.80        2/26/98
5,000        5,000,000
San Antonio Elec. & Gas, T.E.C.P.,
   Ser. A
P-1               3.70        1/14/98
7,000        7,000,000
   Ser. A
P-1               3.80        3/13/98
8,000        8,000,000
Southeast Texas Hsg. Fin. Corp., Banc One Tax
Ex. Trust,
   F.R.W.D.S., Ser. 91D(e)
AAA               4.33        1/02/98
2,550        2,550,000

------------

32,365,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Utah--3.2%
Intermountain Pwr. Agy., T.E.C.P.
A-1               3.80        2/03/98
10,000       10,000,000
Salt Lake Cnty., Poll. Ctrl. Rev., F.R.D.D.,
Ser. 94            P1                5.00
1/02/98        400          400,000

------------

10,400,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Washington--1.5%
Washington Hsg. Fin. Comm., Panorama Cty.
Proj., F.R.D.D.,
   Ser. 97
VMIG1             4.75        1/02/98
5,100        5,100,000
[/TABLE]
-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of
PRUDENTIAL TAX-FREE MONEY
December 31, 1997
FUND, INC.
-----------------------------------------------
---------------------------------
Wisconsin--2.9%
Whitewater Ind. Dev. Rev., Trek Bicycle Proj.,
F.R.W.D., Ser.
   95
NR                4.35%       1/02/98    $
4,235     $  4,235,000
Wisconsin Hsg. & Econ. Dev. Auth., Eagle Tax
Ex. Trust,
   Q.T.R.O.T, Ser. 4901(d)(e)
A-1+              3.80        3/01/98
5,300        5,300,000

------------

9,535,000
-----------------------------------------------
-----------------------------------------------
--------------------------------
Wyoming--1.3%
Green River Poll. Ctrl. Rev., Rhone Poulene,
Inc. Proj.,
   F.R.D.D.,
   Ser. 92
VMIG1             5.20        1/02/98
4,200        4,200,000

------------
Total Investments--97.6%
(cost $321,827,765(c))
321,827,765
Other assets in excess of liabilities--2.4%
7,984,355

------------
Net Assets--100%
$329,812,120

------------

------------
[/TABLE]
---------------
(a) The following abbreviations are used in
portfolio descriptions:
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand
Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand
Note(b)
    F.R.W.D.S.--Floating Rate (Weekly) Demand
Note Synthetic(b)
    G.O.--General Obligation
    Q.T.R.M.T.--Quarterly Tax & Reserve
Mandatory Tender(b)
    Q.T.R.O.T.--Quarterly Tax & Reserve
Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender
Offer(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
    T.R.A.N.--Tax & Revenue Anticipation Note
(b) For purposes of amortized cost valuation,
the maturity date of these
    instruments is considered to be the later
of the next date on which the
    security can be redeemed at par, or the
next date on which the rate of
    interest is adjusted.
(c) The cost of securities for federal income
tax purposes is substantially the
    same as for financial reporting purposes.
(d) Indicates illiquid security.
(e) Indicates a security restricted as to
resale.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional
Information contains a description of
Moody's and Standard and Poor's ratings.
-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities
PRUDENTIAL TAX-FREE MONEY FUND, INC.
-----------------------------------------------
---------------------------------

Assets
December 31, 1997

-----------------
Investments, at amortized cost which
approximates market
value..........................................
$ 321,827,765
Cash...........................................
 ...............................................
 ..........            2,438,714
Receivable for Fund shares
sold...........................................
 ..............................
7,083,847
Interest
receivable.....................................
 ...............................................
 .            2,450,064
Other
assets.........................................
 ...............................................
 ....                8,872

-----------------
   Total
assets.........................................
 ...............................................
 .          333,809,262

-----------------
Liabilities
Payable for Fund shares
reacquired.....................................
 .................................
3,463,899
Dividends
payable........................................
 ...............................................
234,041
Management fee
payable........................................
 ..........................................
147,360
Accrued
expenses.......................................
 ...............................................
 ..              131,880
Distribution fee
payable........................................
 ........................................
19,962

-----------------
   Total
liabilities....................................
 ...............................................
 .            3,997,142

-----------------
Net
Assets.........................................
 ...............................................
 ......        $ 329,812,120

-----------------

-----------------
Net assets were comprised of:
   Common Stock, $.01 par
value..........................................
 ...............................        $
3,298,933
   Paid-in capital in excess of
par............................................
 .........................          326,513,187

-----------------
Net assets, December 31,
1997...........................................
 ................................        $
329,812,120

-----------------

-----------------
Net asset value, offering price and redemption
price
   per share ($329,812,120 / 329,906,399
shares)........................................
 ................                  $1.00

-----------------

-----------------

-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
-----------------------------------------------
-------------

Year Ended
Net Investment Income
December 31, 1997
Income
   Interest..............................
$12,750,064
                                            ---
--------------
Expenses
   Management fee........................
1,699,125
   Distribution fee......................
424,781
   Transfer agent's fees and expenses....
279,000
   Custodian's fees and expenses.........
73,000
   Registration fees.....................
56,000
   Reports to shareholders...............
53,000
   Audit fee and expenses................
26,000
   Legal fees and expenses...............
26,000
   Directors' fees and expenses..........
16,000
   Insurance.............................
3,600
   Miscellaneous.........................
2,633
                                            ---
--------------
      Total expenses.....................
2,659,139
   Less: custodian fee credit............
(6,349)
                                            ---
--------------
      Net expenses.......................
2,652,790
                                            ---
--------------
Net investment income....................
10,097,274
                                            ---
--------------
Net Increase in Net Assets
Resulting from Operations................
$10,097,274
                                            ---
--------------
                                            ---
--------------


PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
-----------------------------------------------
-------------

Increase (Decrease)                 Year Ended
December 31,
in Net Assets                       1997
1996
Operations
   Net investment income.....  $    10,097,274
$    11,419,707
   Net realized gain on
      investment
      transactions...........               --
2,446
                               ---------------
---------------
   Net increase in net assets
      resulting from
      operations.............       10,097,274
11,422,153
                               ---------------
---------------
Dividends and distributions
   to shareholders...........      (10,097,274)
(11,422,153)
                               ---------------
---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    1,046,969,468
1,087,199,969
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        9,663,288
10,887,534
   Cost of shares
      reacquired.............   (1,060,629,324)
(1,151,929,658)
                               ---------------
---------------
   Net decrease in net assets
      from Fund share
      transactions...........       (3,996,568)
(53,842,155)
                               ---------------
---------------
Total decrease...............       (3,996,568)
(53,842,155)
Net Assets
Beginning of year............      333,808,688
387,650,843
                               ---------------
---------------
End of year..................  $   329,812,120
$   333,808,688
                               ---------------
---------------
                               ---------------
---------------

-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements
PRUDENTIAL TAX-FREE MONEY FUND, INC.
-----------------------------------------------
---------------------------------
Prudential Tax-Free Money Fund, Inc. (the
'Fund') is registered under the
Investment Company Act of 1940 as a
diversified, open-end management investment
company. The investment objective of the Fund
is to attain the highest level of
current income that is exempt from federal
income taxes, consistent with
liquidity and preservation of capital. The Fund
will invest in short-term
tax-exempt debt securities of state and local
governments. The ability of the
issuers of the securities held by the Fund to
meet their obligations may be
affected by economic or political developments
in a specific state, industry or
region.
-----------------------------------------------
-------------
Note 1. Accounting Policies
The following is a summary of significant
accounting policies followed by the
Fund in the preparation of its financial
statements.
Securities Valuation: Portfolio securities are
valued at amortized cost, which
approximates market value. The amortized cost
method involves valuing a security
at its cost on the date of purchase and
thereafter assuming a constant
amortization to maturity of any discount or
premium.
Securities Transactions and Net Investment
Income: Securities transactions are
recorded on the trade date. Realized gains and
losses on sales of investments
are calculated on an identified cost basis.
Interest income is recorded on an
accrual basis. The cost of portfolio securities
for federal income tax purposes
is substantially the same as for financial
reporting purposes. Expenses are
recorded on the accrual basis which may require
the use of certain estimates by
management.
Federal Income Taxes: It is the Fund's policy
to continue to meet the
requirements of the Internal Revenue Code
applicable to regulated investment
companies and to distribute all of its net
investment income to its
shareholders. For this reason, no federal
income tax provision is required.
Dividends: The Fund declares dividends daily
from net investment income and net
realized gains, if any. Payment of dividends is
made monthly.
Custody Fee Credits: The Fund has an
arrangement with its custodian bank,
whereby uninvested monies earn credits which
reduce the fees charged by the
custodian.
Note 2. Agreements
The Fund has a management agreement with
Prudential Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM
has responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement with Prudential
Investment Corporation ('PIC'); PIC furnishes
investment advisory services in
connection with the management of the Fund.
PIFM pays for the cost of the
subadviser's services, the compensation of
officers of the Fund, occupancy and
certain clerical and bookkeeping costs of the
Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily
and payable monthly, at an annual
rate of .50 of 1% of the Fund's average daily
net assets up to $750 million,
 .425 of 1% of the next $750 million of average
daily net assets and .375 of 1%
of average daily net assets in excess of $1.5
billion.
The Fund has a distribution agreement with
Prudential Securities Incorporated
('PSI'). The Fund compensated PSI for
distributing and servicing the Fund's
shares pursuant to the plan of distribution at
an annual rate of .125 of 1% of
the Fund's average daily net assets. The
distribution fee is accrued daily and
payable monthly.
PSI, PIFM and PIC are indirect, wholly owned
subsidiaries of The Prudential
Insurance Company of America.
-----------------------------------------------
-------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent and during
the year ended December 31, 1997,
the Fund incurred fees of approximately
$248,000 for the services of PMFS. As of
December 31, 1997, approximately $19,000 of
such fees were due to PMFS. Transfer
agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to nonaffiliates.
-----------------------------------------------
---------------------------------
                                       10

Financial Highlights
PRUDENTIAL TAX-FREE MONEY FUND, INC.
-----------------------------------------------
---------------------------------

Year Ended December 31,

-----------------------------------------------

1997         1996         1995         1994

--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year....................................    $
1.00     $   1.00     $   1.00     $   1.00
Net investment income and realized
gains..............................        .030
 .028         .031         .023
Dividends and distributions to
shareholders...........................
(.030)       (.028)       (.031)       (.023)

--------     --------     --------     --------
Net asset value, end of
year..........................................
$   1.00     $   1.00     $   1.00     $   1.00

--------     --------     --------     --------

--------     --------     --------     --------
TOTAL
RETURN(a):.....................................
 .................        3.00%        2.84%
3.15%        2.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000).........................................
$329,812     $333,808     $387,651     $487,290
Average net assets
(000)..........................................
 ....    $339,825     $403,230     $470,370
$644,481
Ratios to average net assets:
   Expenses, including distribution
fee...............................         .78%
 .80%         .85%         .75%
   Expenses, excluding distribution
fee...............................         .66%
 .67%         .72%         .63%
   Net investment
income.........................................
 .....        2.97%        2.83%        3.14%
2.26%

1993

--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year....................................  $
1.00
Net investment income and realized
gains..............................      .018
Dividends and distributions to
shareholders...........................
(.018)

--------
Net asset value, end of
year..........................................
$   1.00

--------

--------
TOTAL
RETURN(a):.....................................
 .................      1.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000).........................................
$601,622
Average net assets
(000)..........................................
 ....  $726,571
Ratios to average net assets:
   Expenses, including distribution
fee...............................       .74%
   Expenses, excluding distribution
fee...............................       .62%
   Net investment
income.........................................
 .....      1.84%

---------------
(a) Total return is calculated assuming a
purchase of shares on the first day
    and a sale on the last day of each period
reported and includes
    reinvestment of dividends and
distributions.
-----------------------------------------------
---------------------------------
See Notes to Financial Statements.     11

Report of Independent Accountants
PRUDENTIAL TAX-FREE MONEY FUND, INC.
-----------------------------------------------
---------------------------------
To the Board of Directors and Shareholders of Prudential Tax-Free Money Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund,
Inc. ('the Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
These financial statements and financial highlights (hereafter referred to as
'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a
test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 6, 1998


Tax Information (Unaudited)
PRUDENTIAL TAX-FREE MONEY FUND, INC.
-----------------------------------------------
---------------------------------
We are required by the Internal Revenue Code to
advise you within 60 days of the
Fund's fiscal year end (December 31, 1997) as
to the federal tax status of
dividends paid by the Fund during such fiscal
year. Accordingly, we are advising
you that in the fiscal year ended December 31,
1997, dividends paid from net
investment income of $.03 were federally tax-
exempt interest dividends.
Information with respect to the state
taxability of your investment in the Fund
was sent to you under separate cover.
-----------------------------------------------
---------------------------------

Getting The Most From Your
Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset
(for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs):
Pools of mortgage-backed securities
sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
(LOGO)

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74436P103    MF103E
             Cat. #444003E